UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   January 18, 2006
                                                 ---------------------

                            Premier Exhibitions, Inc.
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             (Exact name of Registrant as specified in its charter)

           Florida                 000-24452                  20-1424922
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(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)            File Number)            Identification No.)


  3340 Peachtree Road, Suite 2250, Atlanta, Georgia              30326
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       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (404) 842-2600
                                                   -------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

Item 2.02.  Results of Operations and Financial Condition.

On January 18, 2006, Premier Exhibitions (the "Company") issued a press release regarding its results of operations and financial condition for its third quarter ended November 30, 2005. The Company's press release is attached as
Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.


   Exhibit No.                           Description
------------------- ------------------------------------------------------------

       99.1         Press Release dated January 18, 2006 of Premier
                    Exhibitions, Inc. regarding its results of operations and financial condition for its third quarter ended November 30, 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Premier Exhibitions, Inc.


Date:  January 18, 2006           By:    /s/ Arnie Geller
                                         --------------------
                                         Arnie Geller
                                         President, Chief Executive Officer and
                                         Chief Financial Officer